                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):  January 8, 1998



                            ITC LEARNING CORPORATION
              (FORMERLY KNOWN AS INDUSTRIAL TRAINING CORPORATION)
             (Exact name of registrant as specified in its charter)



         MARYLAND                      0-13741                  52-1078263
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)


                         13515 DULLES TECHNOLOGY DRIVE
                          HERNDON, VIRGINIA 20171-3413
                    (Address of principal executive offices)


      Registrant's telephone number, including area code:  (703) 713-3335


                                      NONE
            (Former name and address, if changed since last report)

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ITEM 5.  OTHER EVENTS

On January 7, 1998, the Board of Directors of ITC Learning Corporation (the "Registrant" or "ITC") appointed Carl D. Stevens as Chief Executive Officer in addition to his duties as President of ITC, replacing J. H. ("Bill") Walton.

The Registrant's press release announcing the event is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ITC Learning Corporation
                                (Registrant)



                                By:  /s/Christopher E. Mack
                                     ------------------------------------------
                                     Christopher E. Mack
                                     Vice President and Chief Financial Officer



Date:  January 13, 1998
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                               INDEX OF EXHIBITS

Exhibit No.       Exhibit Description
99.1              Press Release of the Registrant dated January 8, 1998.